Exhibit (m)(2): Calculations of Illustrations for VUL IV/VUL IV — ES NY 2005 Revisions
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 222% x $16,461.48
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$13,355.38
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$157.50
- Monthly Deduction***	$904.31
- Mortality & Expense Charge****	$154.86
+ Hypothetical Rate of Return*****	$(177.23)

=	$16,461	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$75.25
2	$75.27
3	$75.29
4	$75.31
5	$75.33
6	$75.35
7	$75.37
8	$75.39
9	$75.41
10	$75.43

Month	COI
11	$75.45
12	$75.47

Total	$904.31

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, 0.30% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(15.26)
2	$(15.17)
3	$(15.08)
4	$(14.99)
5	$(14.90)
6	$(14.81)
7	$(14.72)
8	$(14.63)
9	$(14.55)
10	$(14.46)
11	$(14.37)
12	$(14.28)

Total	$(177.23)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$16,461.48
- Year 5 Surrender Charge	$4,168.00

=	$12,293	(rounded to the nearest dollar)
II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 222% x $19,857.44
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$15,619.85
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$157.50
- Monthly Deduction***	$897.71
- Mortality & Expense Charge****	$175.31
+ Hypothetical Rate of Return*****	$968.11

=	$19,857	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$74.80
2	$74.80
3	$74.80
4	$74.80
5	$74.81
6	$74.81
7	$74.81
8	$74.81
9	$74.81
10	$74.82
11	$74.82
12	$74.82

Total	$897.71

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, 0.30% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$80.87
2	$80.84
3	$80.80
4	$80.76
5	$80.73
6	$80.69
7	$80.66
8	$80.62
9	$80.59
10	$80.55
11	$80.52
12	$80.48

Total	$968.11
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$19,857.44
- Year 5 Surrender Charge	$4,168.00

=	$15,689	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 222% x $23,848.38
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$18,176.23
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$157.50
- Monthly Deduction***	$890.12
- Mortality & Expense Charge****	$198.39
+ Hypothetical Rate of Return*****	$2,418.16

=	$23,848	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$74.29
2	$74.27
3	$74.25
4	$74.23
5	$74.21
6	$74.19
7	$74.17
8	$74.14
9	$74.12
10	$74.10
11	$74.08
12	$74.06

Total	$890.12

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, 0.30% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$196.28
2	$197.20
3	$198.14
4	$199.08
5	$200.03
6	$200.98
7	$201.95
8	$202.92
9	$203.90
10	$204.89
11	$205.89
12	$206.89

Total	$2,418.16

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$23,848.38
- Year 5 Surrender Charge	$4,168.00

=	$19,680	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $121,358.12
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$98,247.38
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,050.00
- Monthly Deduction***	$3,420.20
- Mortality & Expense Charge****	$1,128.06
+ Hypothetical Rate of Return*****	$(1,291.00)

=	$121,358	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$284.61
2	$284.68
3	$284.76
4	$284.83
5	$284.91
6	$284.98
7	$285.05
8	$285.13
9	$285.20
10	$285.28
11	$285.35
12	$285.42

Total	$3,420.20

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, 0.20% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(109.91)
2	$(109.48)
3	$(109.06)
4	$(108.64)
5	$(108.21)
6	$(107.79)
7	$(107.37)
8	$(106.95)
9	$(106.53)
10	$(106.11)
11	$(105.69)
12	$(105.27)

Total	$(1,291.00)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$121,358.12
- Year 5 Surrender Charge	$20,840.00

=	$100,518	(rounded to the nearest dollar)

II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $145,844.01
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$114,512.77
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,050.00
- Monthly Deduction***	$3,383.54
- Mortality & Expense Charge****	$1,274.77
+ Hypothetical Rate of Return*****	$7,039.55

=	$145,844	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$282.13
2	$282.10
3	$282.07
4	$282.04
5	$282.01
6	$281.98
7	$281.95
8	$281.92
9	$281.89
10	$281.86
11	$281.83
12	$281.79

Total	$3,383.54

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, 0.20% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$582.22
2	$583.02
3	$583.81
4	$584.61
5	$585.41
6	$586.21
7	$587.02
8	$587.82
9	$588.64
10	$589.45
11	$590.27
12	$591.09

Total	$7,039.55
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$145,844.01
- Year 5 Surrender Charge	$20,840.00

=	$125,004	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $174,566.03
= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$132,844.55
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,050.00
- Monthly Deduction***	$3,341.45
- Mortality & Expense Charge****	$1,440.08
+ Hypothetical Rate of Return*****	$17,553.01

=	$174,566	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$279.33
2	$279.18
3	$279.02
4	$278.86
5	$278.70
6	$278.54
7	$278.38
8	$278.22
9	$278.05
10	$277.89
11	$277.72
12	$277.55

Total	$3,341.45

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, 0.20% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,412.46
2	$1,421.35
3	$1,430.32

Month	Interest
4	$1,439.37
5	$1,448.48
6	$1,457.68
7	$1,466.94
8	$1,476.29
9	$1,485.71
10	$1,495.20
11	$1,504.78
12	$1,514.43

Total	$17,553.01
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$174,566.03
- Year 5 Surrender Charge	$20,840.00

=	$153,726	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 222% x $14,955.23
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$12,226.35
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$157.50
- Monthly Deduction***	$1,307.54
- Mortality & Expense Charge****	$142.73
+ Hypothetical Rate of Return*****	$(163.35)

=	$14,955	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$101.27
2	$101.30
3	$101.34
4	$101.37
5	$101.41
6	$101.44
7	$101.48
8	$101.52
9	$101.55
10	$101.59
11	$101.62
12	$101.66

Total	$1,217.54

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(14.25)
2	$(14.14)
3	$(14.02)
4	$(13.90)
5	$(13.79)
6	$(13.67)
7	$(13.55)
8	$(13.44)
9	$(13.32)
10	$(13.20)
11	$(13.09)
12	$(12.97)

Total	$(163.35)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$14,955.23
- Year 5 Surrender Charge	$4,168.00

=	$10,787	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 222% x $18,134.76
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$14,358.81
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$157.50
- Monthly Deduction***	$1,299.22
- Mortality & Expense Charge****	$162.02
+ Hypothetical Rate of Return*****	$894.70

=	$18,135	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$100.70
2	$100.71
3	$100.72
4	$100.74
5	$100.75

Month	COI
6	$100.76
7	$100.77
8	$100.79
9	$100.80
10	$100.81
11	$100.82
12	$100.84

Total	$1,209.22

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$75.61
2	$75.42
3	$75.23
4	$75.04
5	$74.85
6	$74.66
7	$74.47
8	$74.27
9	$74.08
10	$73.89
11	$73.69
12	$73.50

Total	$894.70
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$18,134.76
- Year 5 Surrender Charge	$4,168.00

=	$13,967	(rounded to the nearest dollar)

III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 222% x $21,880.14
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$16,770.53
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$157.50
- Monthly Deduction***	$1,289.64
- Mortality & Expense Charge****	$183.82
+ Hypothetical Rate of Return*****	$2,240.57

=	$21,880	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$100.06
2	$100.04
3	$100.03
4	$100.01
5	$100.00
6	$99.98
7	$99.96
8	$99.95
9	$99.93
10	$99.91
11	$99.89
12	$99.88

Total	$1,199.64

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$183.69
2	$184.23
3	$184.77
4	$185.31
5	$185.86
6	$186.41
7	$186.97
8	$187.53
9	$188.09
10	$188.66
11	$189.24
12	$189.82

Total	$2,240.57
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$21,880.14
- Year 5 Surrender Charge	$4,168.00

=	$17,712	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $110,941.56
= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$90,291.62
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,050.00
- Monthly Deduction***	$6,062.22
- Mortality & Expense Charge****	$1,043.55
+ Hypothetical Rate of Return*****	$(1,194.29)

=	$110,942	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$496.67
2	$496.86
3	$497.04
4	$497.23
5	$497.41
6	$497.59
7	$497.78
8	$497.96
9	$498.14
10	$498.33
11	$498.51
12	$498.69

Total	$5,972.22

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(102.83)
2	$(102.23)
3	$(101.62)
4	$(101.02)
5	$(100.42)
6	$(99.82)
7	$(99.22)
8	$(98.62)
9	$(98.02)
10	$(97.43)
11	$(96.83)
12	$(96.23)

Total	$(1,194.29)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$110,941.56
- Year 5 Surrender Charge	$20,840.00

=	$90,102	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $133,902.14
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$105,609.41
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,050.00
- Monthly Deduction***	$6,002.32
- Mortality & Expense Charge****	$1,181.95
+ Hypothetical Rate of Return*****	$6,527.01

=	$133,902	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$492.61
2	$492.63
3	$492.64
4	$492.66
5	$492.67
6	$492.69
7	$492.70
8	$492.72
9	$492.73
10	$492.74
11	$492.76
12	$492.77

Total	$5,912.32

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$545.13
2	$544.91
3	$544.70
4	$544.48
5	$544.25
6	$544.03
7	$543.81
8	$543.59
9	$543.36
10	$543.14
11	$542.91
12	$542.69

Total	$6,527.01

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$133,902.14
- Year 5 Surrender Charge	$20,840.00

=	$113,062	(rounded to the nearest dollar)
III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $160,890.27
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$122,901.42
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,050.00
- Monthly Deduction***	$5,933.44
- Mortality & Expense Charge****	$1,338.14
+ Hypothetical Rate of Return*****	$16,310.44

=	$160,890	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$488.03
2	$487.84
3	$487.65
4	$487.46
5	$487.26

Month	COI
6	$487.06
7	$486.86
8	$486.66
9	$486.46
10	$486.26
11	$486.05
12	$485.85

Total	$5,843.44

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,323.61
2	$1,329.91
3	$1,336.25
4	$1,342.65
5	$1,349.10
6	$1,355.61
7	$1,362.17
8	$1,368.78
9	$1,375.45
10	$1,382.17
11	$1,388.95
12	$1,395.79

Total	$16,310.44
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$160,890.27
- Year 5 Surrender Charge	$20,840.00

=	$140,050	(rounded to the nearest dollar)